Exhibit 99.1

UNDERWRITING AGREEMENT

Dated May 22, 2024

among

MOLSON COORS BEVERAGE COMPANY

(Fully and Unconditionally Guaranteed by
Certain Subsidiaries of Molson Coors Beverage Company)

and

CITIGROUP GLOBAL MARKETS LIMITED

and

GOLDMAN SACHS & CO. LLC

and

MERRILL LYNCH INTERNATIONAL

and

Bank of Montreal, London Branch

and

J.P. Morgan Securities plc

and

RBC Europe Limited

and

Scotiabank (Ireland) Designated Activity Company

and

Capital One Securities, Inc.

and

Mizuho International plc

and

Siebert Williams Shank & Co., LLC

and

UniCredit Bank GmbH

and

U.S. Bancorp Investments, Inc.

and

ING Bank N.V., Belgian Branch

and

Lloyds Securities Inc.

and

Morgan Stanley & Co. International plc

and

PNC Capital Markets LLC

MOLSON COORS BEVERAGE COMPANY

€800,000,000 3.800% Senior Notes due 2032

Underwriting Agreement

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London, E14 5LB
United Kingdom

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

United States

Merrill Lynch International
2 King Edward Street
London, EC1A 1HQ
United Kingdom

Bank of Montreal, London Branch

Sixth Floor, 100 Liverpool Street,

London, EC2M 2AT

United Kingdom

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London, E14 5JP

United Kingdom

RBC Europe Limited

100 Bishopsgate

London, EC2N 4AA

United Kingdom

Scotiabank (Ireland) Designated Activity Company

2nd Floor, Three Park Place, Hatch Street Upper

Dublin 2, Ireland DO2 FX65

Capital One Securities, Inc.

201 St. Charles Avenue

Suite 1830

New Orleans, Louisiana 70170

United States

Mizuho International plc

30 Old Bailey

London EC4M 7AU

United Kingdom

Siebert Williams Shank & Co., LLC

100 Wall St.,18th Floor

New York, New York 10005

United States

UniCredit Bank GmbH

Arabellastrasse 12

81925 Munich

Germany

U.S. Bancorp Investments, Inc.

214 N. Tryon St.

26th Floor

Charlotte, North Carolina 28202

United States

ING Bank N.V., Belgian Branch

Avenue Marnix 24

1000 Brussels, Belgium

Lloyds Securities Inc.

1095 Avenue of the Americas

New York, New York 10036

United States

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

PNC Capital Markets LLC

300 Fifth Ave.

Floor 10

Pittsburgh, Pennsylvania 15222

United States

Ladies and Gentlemen:

Molson Coors Beverage Company, a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom Citigroup Global Markets Limited, Goldman Sachs & Co. LLC and Merrill Lynch International are acting as representatives (the “Representatives”) €800,000,000 aggregate principal amount of its 3.800% Senior Notes due 2032 (the “Notes”) to be guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) on a senior unsecured basis by each of the Company’s subsidiaries listed on Schedule II hereto and such other subsidiaries as may be required from time to time pursuant to the Indenture (as defined below) (collectively, the “Guarantors”). To the extent that there are no additional Underwriters listed on Schedule I hereto other than you, the terms Representatives and Underwriters as used herein shall mean you, as Underwriters.

The Securities are to be issued pursuant to the provisions of an indenture, to be dated as of May 29, 2024, as supplemented by the First Supplemental Indenture thereto, to be dated as of May 29, 2024 (together, the “Indenture”) among the Company, the Guarantors, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and as paying agent. This Agreement, the Indenture and the Securities are referred to herein collectively as the “Operative Documents.”

1.             Representations and Warranties. Each of the Company and the Guarantors represents and warrants, and agrees with you that:

(a)            A registration statement on Form S-3 (File No. 333-277183) with respect to the Securities has been prepared by the Company and the Guarantors in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. The Company, the Guarantors and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3 under the Act. Copies of such registration statement, including any amendments thereto, the preliminary prospectus (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company and the Guarantors pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become automatically effective pursuant to Rule 462(b) under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the Securities by the Underwriters.

(b)            Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated or deemed to be incorporated by reference in the Prospectus complied or will comply, as the case may be, when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder.

(c)            As of the Applicable Time (as defined below) and as of the Closing Date (as defined below), neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued as of or prior to the Applicable Time, and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company and the Guarantors make no representations or warranties as to information contained in or omitted from the General Disclosure Package or any Limited Use Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 5:15 p.m. (London time) on the date of this Agreement or such other time as agreed to in writing by the Company and the Representatives.

“business day” means a day on which (i) the New York Stock Exchange (the “NYSE”) is open for trading and (ii) the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein.

“subsidiary” means, with respect to any person at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held.

“Subsidiary” means any subsidiary of the Company.

(d)            The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Securities, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform in all material respects to, the requirements of the Act and the Rules and Regulations. The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and, as of the Closing Date, will not contain, any untrue statement of a material fact; and do not omit, and, as of the Closing Date, will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors make no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(e)            (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 and (iv) as of the date hereof (with such date being used as the determination date for purposes of this clause (iv)), the Company was and is a “well-known seasoned issuer” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405.

(f)            Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives otherwise, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified, provided, however, that the Company and the Guarantors make no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(g)            The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and the Rules and Regulations and consistent with Section 5(b) below.

(h)            (i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164, 405 and 433 under the Act with respect to the offering of the Securities as contemplated by the Registration Statement.

(i)            The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the business condition, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, or on the performance of the Company and the Guarantors of their respective obligations under the Securities (a “Material Adverse Effect”).

(j)            Each Subsidiary of the Company has been duly organized, is validly existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its organization, has all requisite power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing (to the extent such concept is applicable) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; with respect to each of the Subsidiaries of the Company that is a corporation or an unlimited liability company, all of the issued shares of capital stock of each such Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and the majority of such shares are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims and with respect to each of the Subsidiaries of the Company that is a limited liability partnership or limited liability company, all partnership or limited liability interests, as the case may be, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except as set forth in their respective operating or partnership agreements), in each case except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.

(k)            The financial statements of the Company and its Subsidiaries and the related notes thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, as applicable, and present fairly the financial position of the Company and its consolidated Subsidiaries, as the case may be, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information of the Company and its Subsidiaries included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its Subsidiaries, as the case may be, and presents fairly the information shown thereby. Except for such financial statements specifically waived by the Commission, there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not so included.

(l)            This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(m)           The Securities have been duly authorized by, as applicable, the Company and the Guarantors and, when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters on the Closing Date, in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and the Guarantors, as applicable, in each case, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

(n)            The obligations under the Indenture will be guaranteed by the Guarantors and the Indenture has been duly authorized by the Company and the Guarantors and has been qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the “Trust Indenture Act”); as of the Closing Date, the Indenture will have been duly executed and delivered by, and will be a valid and binding agreement of, the Company and the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity.

(o)            [Reserved.]

(p)            The Indenture and the Securities conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(q)            The capitalization of the Company set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Capitalization” accurately and fairly presents and summarizes the information set forth therein.

(r)            The execution and delivery by the Company and the Guarantors of, and, the performance by the Company and the Guarantors of their respective obligations under, the Operative Documents will not contravene (i) any agreement or other instrument binding upon the Company or the Guarantors or any of their subsidiaries that is material to the Company, the Guarantors and their subsidiaries, taken as a whole, or any provision of applicable law, (ii) the certificate of incorporation or by-laws, or similar organizational documents, as the case may be, of the Company and the Guarantors, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, the Guarantors or any of their subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company and the Guarantors of their respective obligations under the Operative Documents, except such as have been obtained and are in full force and effect or will be obtained and be in full force and effect under the Act and the Trust Indenture Act or under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the General Disclosure Package and the Prospectus and the approval of the Securities for listing on the NYSE, except, in the case of clauses (i) and (iii), to the extent that failure to comply would not, singly or in the aggregate, have a Material Adverse Effect. For the avoidance of doubt, the approval of the Securities for listing on the NYSE is not required as of the date hereof or as of the Closing Date.

(s)            There has not occurred any material adverse change, or any development involving a prospective material adverse change on the business condition, financial condition or results of operations of the Company, the Guarantors and any of their subsidiaries, taken as a whole, from that set forth in the Registration Statement, the General Disclosure Package and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

(t)            There are no legal or governmental proceedings pending or, to the knowledge of the Company and the Guarantors, threatened to which the Company, the Guarantors or any of their subsidiaries is a party or to which any of the properties of the Company, the Guarantors or any of their subsidiaries is subject other than proceedings accurately described in all material respects in the Registration Statement, the General Disclosure Package and the Prospectus and proceedings that would not have a Material Adverse Effect or affect the power or ability of the Company and the Guarantors to perform their obligations under the Operative Documents or to consummate the transactions contemplated by the General Disclosure Package and the Prospectus.

(u)            None of the Company, the Guarantors or their subsidiaries is in violation or default, as the case may be, of (i) any provision of its charter or bylaws or similar organizational documents, as the case may be, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, such Guarantor or such subsidiary or any of their respective properties, as applicable, except, with respect to (ii) or (iii) for any such violation or default that would not, singly or in the aggregate, have a Material Adverse Effect.

(v)            Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, any statute, law, rule or regulation of any regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any Guarantor or any of their subsidiaries or any of their respective properties, as applicable, except as would not, individually or in the aggregate have a Material Adverse Effect.

(w)            The Company, the Guarantors and their subsidiaries (i) are in compliance with all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(x)            Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) related to the Company, the Guarantors or any of their subsidiaries which would, singly or in the aggregate, have a Material Adverse Effect.

(y)            The Company, the Guarantors and their subsidiaries are not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be, an “investment company” required to be registered under the Investment Company Act of 1940, as amended.

(z)            (i) None of the Company, the Guarantors nor any of their subsidiaries, nor, to the Company’s knowledge, any director, officer, employee, agent, representative or affiliate of the Company, the Guarantors or of any of their subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage in violation in any material respect of any applicable anti-corruption law, including without limitation, the Foreign Corrupt Practices Act of 1977, as amended and the rules and regulations thereunder (the “FCPA”); and (ii) and the Company, the Guarantors and their subsidiaries and, to the Company’s knowledge, their affiliates have conducted their businesses in compliance in all material respects with applicable anti-corruption laws, including the FCPA, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(aa)          The operations of the Company, the Guarantors and their subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company, the Guarantors and their subsidiaries, respectively, conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”).

No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(bb)          (i) None of the Company, the Guarantors or any of their subsidiaries or controlled affiliates, nor to the knowledge of the Company, the Guarantors or such subsidiaries, any director, officer, employee, agent, or representative of the Company, the Guarantors or any of their subsidiaries or controlled affiliates, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union (“EU”), HM Treasury, or other relevant sanctions authority (collectively, “Sanctions”).

(ii)            None of the Company, the Guarantors or any of their subsidiaries are located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the Crimea Region and the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine, the so-called Donetsk People's Republic and the so-called Luhansk People's Republic and any other Covered Region of Ukraine as may be identified by the Secretary of the Treasury, in consultation with the Secretary of State, pursuant to Executive Order 14065, Cuba, Iran, North Korea and Syria).

(iii)            The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person to finance any activities or business in any country or territory, or with or of any Person, that, at the time of such financing, is the subject of Sanctions.

(iv)            For the past 5 years, the Company, the Guarantors and their respective subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(cc)          The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(dd)          PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its Subsidiaries are independent public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act and the applicable Rules and Regulations.

(ee)          Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Guarantors is aware of (i) any material weakness in its internal control over financial reporting or its disclosure controls and procedures or (ii) any change in internal control over financial reporting or its disclosure controls and procedures that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting or its disclosure controls and procedures.

(ff)           Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the NYSE thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, the Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act.

(gg)          The Company, the Guarantors and their subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all real property, and have good marketable title to, or have valid rights to lease or otherwise use, all personal property, in each case, which is material to the business of the Company and the Guarantors, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, the Guarantors and their subsidiaries except where failure to have such title would have a Material Adverse Effect, and any real property, sites and buildings held under lease by the Company, the Guarantors or their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect, in each case except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(hh)          The Company, the Guarantors and their subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses with such exceptions as would not have a Material Adverse Effect; and the conduct of their respective businesses, as currently conducted, does not infringe with any such rights of others in a manner that would reasonably be likely to, singly or in the aggregate, result in a Material Adverse Effect.

(ii)            Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action, designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(jj)           No Subsidiary has guaranteed any security of the Company or of any other Subsidiary, except as set forth in the Registration Statement, General Disclosure Package and the Prospectus.

(kk)          The Company will authorize Citigroup Global Markets Limited in its role as stabilizing manager (the “Stabilizing Manager”) to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Commission Regulation (EC) 2273/2003. The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the Securities at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Company and any loss resulting from over-allotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Nothing contained in this paragraph (kk) shall be construed so as to require the Company to issue in excess of €800,000,000 in aggregate principal amount of the Securities. Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.

(ll)          Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not have a Material Adverse Effect, (A) there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company, the Guarantors and their subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company, the Guarantors and their subsidiaries, and any such data processed or stored by third parties on behalf of the Company, the Guarantors and their subsidiaries), equipment or technology (collectively, “IT Systems and Data”): (B) neither the Company, the Guarantors nor their subsidiaries have been notified of, and have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (C) the Company, the Guarantors and their subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company, the Guarantors and their subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

2.            Purchase, Sale and Delivery of the Securities.

(a)            Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, subject to the conditions hereinafter stated, severally and not jointly, to purchase from the Company, at the purchase price of 99.442% of the principal amount of the Notes (the “Purchase Price”) the principal amount of the Securities set forth opposite such Underwriter’s name in Schedule I hereto.

(b)            Delivery of and payment for the Securities shall be made at 10:00 am, London time, on May 29, 2024, or at such time on such later date not more than three business days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”) at the offices of Davis Polk & Wardwell LLP. Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. The global notes representing the Securities (the “Global Notes”) to be delivered to the Representatives shall be delivered through a common depositary or its nominee on behalf of Clearstream Banking, société anonyme (“Clearstream”) and Euroclear Bank S.A/N.V., as operator of the Euroclear system (“Euroclear”) unless the Representatives shall otherwise instruct. Citigroup Global Markets Limited (the “Settlement Bank”) acknowledges that the Securities represented by the Global Notes will initially be credited to an account (the “Commissionaire Account”) for the benefit of the Settlement Bank the terms of which include a third-party beneficiary clause (‘stipulation pour autrui’) with the Company as the third-party beneficiary and provide that such Securities are to be delivered to others only against payment of the net subscription monies for the Securities (i.e., less the commissions and expenses to be deducted from the subscription monies) into the Commissionaire Account on a delivery against payment basis. The Settlement Bank acknowledges that (i) the Securities represented by the Global Notes shall be held to the order of the Company as set out above and (ii) the net subscription monies for the Securities received in the Commissionaire Account (i.e., less the commissions and expenses deducted from the subscription monies) will be held on behalf of the Company until such time as they are transferred to the Company's order. The Settlement Bank undertakes that the net subscription monies for the Securities (i.e. less the commissions and expenses deducted from the subscription monies) set forth in this Agreement will be transferred to the Company's order promptly following receipt of such monies in the Commissionaire Account. The Company acknowledges and accepts the benefit of the third-party beneficiary clause (‘stipulation pour autrui’) pursuant to the Belgian or Luxembourg Civil Code, as applicable, in respect of the Commissionaire Account.

3.            Terms of Offering. You have advised the Company that the Underwriters will make an offering of the Securities purchased by the Underwriters hereunder on the terms to be set forth in this Agreement and the Prospectus, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

4.            Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Securities on the Closing Date, are subject to the following conditions:

(a)            The Company and the Guarantors shall have filed the Prospectus with the Commission (including the information required by Rule 430B under the Act) in the manner and within the time period required by Rule 424(b) under the Act, or the Company and the Guarantors shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B, and such post-effective amendment shall have become effective. All material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433.

(b)            No stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission, and the Company shall not have received from the Commission any notice pursuant to Rule 401(g)(2) under the Act objecting to use of the automatic shelf registration statement form.

(c)            Subsequent to the execution and delivery of this Agreement and prior to (and including) the Closing Date:

(i)            there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s or the Guarantors’ securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 3(a)(62) under the Exchange Act; and

(ii)           there shall not have occurred any adverse change, or any development involving a prospective adverse change, in the business condition, financial condition or results of operations of the Company, the Guarantors and their subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is so material and adverse and that makes it, in your judgment, impractical or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(d)            The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date, and signed by an executive officer of the Company, to the effect set forth in Section 4(c)(i) and to the effect that the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct as of the Closing Date and that each of the Company and the Guarantors has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(e)            The Underwriters shall have received on the Closing Date an opinion of Kirkland & Ellis LLP, outside United States counsel for the Company and certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit A hereto.

(f)            The Underwriters shall have received on the Closing Date an opinion of Perkins Coie LLP, outside Colorado counsel for certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit B hereto.

(g)            [Reserved.]

(h)            The Underwriters shall have received on the Closing Date an opinion of McCarthy Tétrault LLP, outside Canadian counsel for certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit C hereto.

(i)             The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, dated the Closing Date, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request for them to pass upon such matters.

The opinions of Kirkland & Ellis LLP, Perkins Coie LLP and McCarthy Tétrault LLP described in Sections 4(e), 4(f) and 4(h) respectively above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(j)            The Underwriters shall have received on each of the date hereof and the Closing Date a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters and PricewaterhouseCoopers LLP, from PricewaterhouseCoopers LLP, independent public accountants to the Company and its Subsidiaries, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and its Subsidiaries contained in, and incorporated by reference into, the General Disclosure Package and the Prospectus; provided, however, that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the third business day prior to the Closing Date.

(k)            [Reserved.]

(l)            The Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Underwriters shall have received an original copy thereof, duly executed by the Company, the Guarantors and the Trustee.

(m)            No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state, foreign or provincial governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities by the Company; and no injunction or order of any United States federal or state or court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities by the Company.

(n)            Application shall have been made to list the Securities on the NYSE for trading on such exchange and, in connection therewith, the Company shall have caused to be prepared and submitted to the NYSE a listing application with respect to the Securities.

(o)            The Securities shall be eligible for clearance and settlement through Clearstream and Euroclear.

(p)            The Underwriters shall have received such other documents and certificates as are reasonably requested by you or your counsel.

Each certificate signed by any officer of the Company or any Guarantor and delivered to the Underwriters or their counsel pursuant to, or in connection with, this Agreement, shall be deemed to be a representation and warranty by the Company or such Guarantor, as applicable, to the Underwriters as to matters covered by such certificate.

5.            Covenants of the Company and the Guarantors. In further consideration of the agreements of the Underwriters contained in this Agreement, each of the Company and the Guarantors covenants with each Underwriter as follows:

(a)            The Company and the Guarantors will (i) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act and (ii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Underwriters.

(b)            The Company and the Guarantors will (i) not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company or any Guarantor with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of the Rules and Regulations, including Rules 164 and 433 under the Act, applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter, the Company or any Guarantor being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(c)            The Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Securities, in form and substance satisfactory to the Representatives and attached as Schedule IV hereto, and shall file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433 under the Act prior to the close of business two business days after the date hereof; provided that the Company shall provide the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall reasonably object.

(d)            The Company will advise the Representatives promptly (i) when any post-effective amendment to the Registration Statement shall have become effective, (ii) of receipt of any comments from the Commission through the Closing Date, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its reasonable best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued. Additionally, each of the Company and the Guarantors agree that it shall (A) pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act, (B) comply with the provisions of Rules 424(b) and 430B, as applicable, under the Act, including with respect to the timely filing of documents thereunder and (C) use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(e)            The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives, at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

(f)            Before amending or supplementing the Registration Statement, the General Disclosure Package or the Prospectus (including by way of a report filed under the Exchange Act and incorporated by reference therein) at any time during the Prospectus Delivery Period, the Company shall furnish to the Representatives a copy of each such proposed amendment or supplement and neither the Company nor the Guarantors shall file or use any such proposed amendment or supplement to which the Representatives reasonably object.

(g)            Each of the Company and the Guarantors will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or, if it is necessary at any time to amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus to comply with applicable law, the Company and the Guarantors promptly shall notify the Representatives of any such event or condition and either (i) prepare and file with the Commission an appropriate amendment or supplement to the Registration Statement, the General Disclosure Package or the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus so that the Registration Statement, the General Disclosure Package and the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made or then prevailing, be misleading, or so that the Registration Statement, the General Disclosure Package and the Prospectus will comply with applicable law.

(h)            The Company, in cooperation with the Underwriters, shall endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualifications in effect so long as is required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i)            The Company will apply the net proceeds from the sale of the Securities as described in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(j)            The Company shall make generally available to the Company’s and the Guarantors’ security holders and to the Representatives as soon as practicable an earnings statement of the Company and its Subsidiaries (which need not be audited) that satisfies the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder.

(k)            During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business or (iii) debt securities or warrants to purchase debt securities permitted with the prior written consent of the Representatives).

(l)            If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

(m)            For the period of one year following the date of this Agreement, the Company shall furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first fiscal quarter ending after the Closing Date), to make available to the holders of the Securities consolidated summary financial information of the Company and its consolidated Subsidiaries for such quarter in reasonable detail; provided that the Company shall not be required to furnish materials pursuant to this paragraph that are filed and publicly accessible via the EDGAR database.

(n)            The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(o)            The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

(p)            The Company will cooperate with the Representatives and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through Clearstream and Euroclear.

(q)            The Company will use commercially reasonable efforts to list the Securities on the NYSE.

6.            Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each of the Company and the Guarantors agrees to pay or cause to be paid all reasonable expenses incident to the performance of their obligations under this Agreement, including: (a) the fees, disbursements and expenses of counsel and accountants to the Company and the Guarantors in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Registration Statement, the Preliminary Prospectuses, the Issuer Free Writing Prospectuses and the Prospectus and all amendments and supplements thereto, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters, in the quantities herein above specified, (b) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (c) the filing fees of the Commission, (d) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 5(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (e) any fees charged by rating agencies for the rating of the Securities, (f) the costs and charges of the Trustee and any registrar or depositary, (g) the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the Financial Industry Regulatory Authority of the terms of sale of the Securities (h) all fees and expenses related to the listing of the securities on the NYSE and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled “Indemnity and Contribution,” and the last paragraph of Section 9 below, the Underwriters will pay all their own costs and expenses, including fees and disbursements of their counsel. Each of the Company and the Guarantors agrees to pay the costs and expenses of the Company and the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior written approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the proportionate share of the cost of any aircraft chartered in connection with the road show.

7.            Indemnity and Contribution.

(a)            Each of the Company and the Guarantors agrees:

(i)            to indemnify and hold harmless each Underwriter, the directors, officers, employees, agents and affiliates (within the meaning of Rule 405 under the Act) of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (B) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein; and

(ii)            to reimburse each Underwriter, each Underwriters’ directors, officers, employees, agents and affiliates and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter, such Underwriter’s director, officer, employee, agent, affiliate or controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not such Underwriter, such Underwriter’s director, officer, employee, agent, affiliate or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b)            Each Underwriter severally and not jointly will indemnify and hold harmless each of the Company and the Guarantors, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company or any Guarantor within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, any Guarantor or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, any such Guarantor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein. In the event that it is finally judicially determined that the Company was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Company will promptly return all sums that had been advanced pursuant hereto. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(c)            In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 7, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 7(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 7(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of commencement of the action. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 7(a) and by the Company in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.

(d)            To the extent the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)            The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 7(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f)            In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 7 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(g)            Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Guarantors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors, officers, employees, agents or affiliates or any person controlling any Underwriter, the Company, the Guarantors, its directors or officers or any person controlling the Company or the Guarantors, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, its directors, officers, employees, agents or affiliates or any person controlling any Underwriter, or to the Company and the Guarantors, their respective directors or officers, or any person controlling the Company or the Guarantors, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

8.            Termination. This Agreement shall be subject to termination by notice given by you to the Company and the Guarantors, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the NYSE or the Nasdaq Global Market, (ii) trading of any securities of the Company or the Guarantors shall have been suspended on the NYSE or the Toronto Stock Exchange, other than in normal course in connection with the maturity of a security (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, (iv) a material disruption in the securities settlement, payment or clearance services in the United States, in the Clearstream or Euroclear systems in Europe, or in any other country where the Company’s securities are listed shall have occurred or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(v), such events singly or together with any other such event, makes it, in your judgment, impractical or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

9.            Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If on the Closing Date, any one of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of the Company and the Guarantors. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, General Disclosure Package or Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company and the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company and the Guarantors shall be unable to perform its obligations under this Agreement, the Company and the Guarantors will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

10.            Contractual Recognition of EU Bail-in.

(a)            Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between the Company, the Guarantors and the Underwriters, the Company and the Guarantors acknowledge and accept that a BRRD Liability of an Underwriter arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledge, accept and agree to be bound by:

(i)            the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the Underwriters to the Company or the Guarantors under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(A)            the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(B)            the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant Underwriter(s) or another person (and the issue to or conferral on the Company or the Guarantors of such shares, securities or obligations);

(C)            the cancellation of the BRRD Liability;

(D)            the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(ii)            the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(b)            For the purposes of this Agreement:

(i)            “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

(ii)            “Bail-in Powers” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, any Write-down and Conversion Powers as defined in relation to the EU Bail-in Legislation Schedule in relation to the relevant Bail-in Legislation.

(iii)            “BRRD” means Directive 2014/59/EU, as amended from time to time, establishing a framework for the recovery and resolution of credit institutions and investment firms.

(iv)            “BRRD Liability” means a liability in respect of which the relevant Bail-in Powers under the applicable Bail-in Legislation may be exercised.

(v)            “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499.

(vi)            “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant Underwriter.

11.           Contractual Recognition of U.K. Bail-in.

(a)            Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between the Company, the Guarantors and the Underwriters, the Company and the Guarantors acknowledge and accept that a U.K. Bail-in Liability of an Underwriter arising under this Agreement may be subject to the exercise of U.K. Bail-in Powers by the relevant U.K. resolution authority, and acknowledges, accepts, and agrees to be bound by:

(i)            the effect of the exercise of U.K. Bail-in Powers by the relevant U.K. resolution authority in relation to any U.K. Bail-in Liability of the relevant Underwriter(s) to the Company or the Guarantors under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(A)            the reduction of all, or a portion, of the U.K. Bail-in Liability or outstanding amounts due thereon;

(B)            the conversion of all, or a portion, of the U.K. Bail-in Liability into shares, other securities or other obligations of Underwriters or another person (and the issue to or conferral on the Company or the Guarantors of such shares, securities or obligations);

(C)            the cancellation of the U.K. Bail-in Liability;

(D)            the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(ii)            the variation of the terms of this Agreement, as deemed necessary by the relevant U.K. resolution authority, to give effect to the exercise of U.K. Bail-in Powers by the relevant U.K. resolution authority.

(b)            For the purposes of this Agreement:

(i)            “U.K. Bail-in Legislation” means Part I of the U.K. Banking Act 2009 and any other law or regulation applicable in the U.K. relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

(ii)            “U.K. Bail-in Liability” means a liability in respect of which the U.K. Bail-in Powers may be exercised.

(iii)            “U.K. Bail-in Powers” means the powers under the U.K. Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank, investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person such liability, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of such liability or any of the powers under that U.K. Bail-in Legislation that are related to or ancillary to any of those powers.

12.            Notices. All notices and other communications under this Agreement shall be in writing and mailed, delivered or sent by facsimile transmission if sent to the Underwriters, to each of:

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London E14 5LB
United Kingdom
Attention: Syndicate Desk
Fax number: +44 20-7986-1927

and

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

United States

Attention: Registration Department

Email: registration-syndops@ny.email.gs.com

and

Merrill Lynch International
2 King Edward Street
London, EC1A 1HQ
United Kingdom

Attention: Syndicate Desk

Fax number: +44 (0)20-7995-0048

and

Bank of Montreal, London Branch

Sixth Floor, 100 Liverpool Street,

London, EC2M 2AT

United Kingdom

and

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London E14 5JP

United Kingdom

Email: emea_syndicate@jpmorgan.com

Attention: Head of International Syndicate

and

RBC Europe Limited

100 Bishopsgate

London, EC2N 4AA

United Kingdom

and

Scotiabank (Ireland) Designated Activity Company

2nd Floor, Three Park Place, Hatch Street Upper

Dublin 2, Ireland DO2 FX65

and

Capital One Securities, Inc.

201 St. Charles Avenue

Suite 1830

New Orleans, Louisiana 70170

United States

and

Mizuho International plc

30 Old Bailey

London EC4M 7AU

United Kingdom

and

RBC Europe Limited

100 Bishopsgate

London EC2N 4AA

United Kingdom

and

Siebert Williams Shank & Co., LLC

100 Wall St.,18th Floor

New York, New York 10005

United States

and

UniCredit Bank GmbH

Arabellastrasse 12

81925 Munich

Germany

Telephone no.: +49 89 378 15780

Fax no.: +49 89 378 33 34100

Email: dcmdocumentation@unicredit.de

Attention: DCM Documentation MFS1DM

and

U.S. Bancorp Investments, Inc.

214 N. Tryon St.

26th Floor

Charlotte, North Carolina 28202

United States

and

ING Bank N.V., Belgian Branch

Avenue Marnix 24

1000 Brussels, Belgium

and

Lloyds Securities Inc.

1095 Avenue of the Americas

New York, New York 10036

United States

and

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

Tel: +44 20 7677 4799

Fax: +44 20 7056 4984

Email: tmglondon@morganstanley.com

Attn: Head of Transaction Management Group, Global Capital Markets

and

PNC Capital Markets LLC

300 Fifth Ave.

Floor 10

Pittsburgh, Pennsylvania 15222

United States

and

if sent to the Company or any Guarantor, to:

Molson Coors Beverage Company
3939 West Highland Boulevard
Milwaukee, Wisconsin 53208
Attention: Treasurer
Email: patrick.porter@molsoncoors.com

13.           Information Provided by Underwriters. The Company, the Guarantors and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the following statements in the Prospectus: (a) in the last paragraph of the cover page (regarding delivery of the Securities) and (b) under the heading “Underwriting” (i) the names of the respective underwriters in the table following the first paragraph (listing the Underwriters and their respective participation in the sale of the Securities), (ii) in the third paragraph (related to concessions and reallowances) and (iii) in the twenty second and twenty third paragraphs (related to price stabilization and short positions).

14.           Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including via www.docusign.com and any other electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

15.           Judgment Currency. The Company and the Guarantors agree to indemnify each Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Underwriter is able to purchase United States dollars on the business day following actual receipt by such Underwriter of any sum adjudged or ordered to be so due in the Judgment Currency with the amount of the Judgment Currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Guarantors and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

16.           Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17.          Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall only be instituted in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each Guarantor not organized in the United States irrevocably appoints Molson Coors Beverage Company as its authorized agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

18.            Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19.            Agreement Among Underwriters. The execution of this Agreement by each Underwriter constitutes the acceptance of each Underwriter of the ICMA Agreement Among Managers Version 1/New York Law Schedule (the “ICMA Agreement”), subject to any amendment notified to the Underwriters in writing at any time prior to the execution of this Agreement. For the purposes of the ICMA Agreement, references to the “Managers” shall be deemed to refer to the Underwriters, references to the “Lead Manager” shall be deemed to refer to each of the Representatives, references to “Settlement Bank” shall be deemed to refer to Citigroup Global Markets Limited and references to the “Stabilization Coordinator” shall be deemed to refer to Citigroup Global Markets Limited. Clause 3 of the ICMA Agreement shall be deemed to be deleted in its entirety and replaced with Section 9 of this Agreement

20.            Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

21.            No Fiduciary Relationship. The Company and each of the Guarantors acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s-length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Guarantors or any other person. Additionally, no Underwriter is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any Guarantor with respect thereto. Any review by the Underwriters of the Company, the Guarantors, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or any Guarantor.

22.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 22, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

23.            U.K. MiFIR Product Governance. Solely for the purposes of the requirements of 3.2.7R of the FCA Handbook Product Intervention and Product Governance Sourcebook (“U.K. MiFIR Product Governance Rules”) regarding the mutual responsibilities of manufacturers under the U.K. MiFIR Product Governance Rules:

(a)            Citigroup Global Markets Limited, Goldman Sachs & Co. LLC and Merrill Lynch International (each a “U.K. Manufacturer” and together the “U.K. Manufacturers”) acknowledges that it understands the responsibilities conferred upon it under the U.K. MiFIR Product Governance Rules relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Securities and the related information set out in the Registration Statement, the General Disclosure Package and the Prospectus and the Issuer Free Writing Prospectus identified in Schedule III hereto, each in connection with the Securities; and

(b)            each of the Company and the other Underwriters notes the application of the U.K. MiFIR Product Governance Rules and acknowledges that the target market and distribution channels identified as applying to the Securities by the U.K. Manufacturers and the related information set out in the Registration Statement, the General Disclosure Package and the Final Prospectus and the Issuer Writing Prospectus identified in Schedule III hereto, each in connection with the Securities.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MOLSON COORS BEVERAGE COMPANY

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

MOLSON COORS INTERNATIONAL LP

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

MOLSON COORS HOLDCO INC.

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

MOLSON COORS BEVERAGE COMPANY USA LLC

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

MOLSON COORS USA LLC

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

COORS DISTRIBUTING COMPANY LLC

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

[Signature Page to the Underwriting Agreement]

COORS BREWING COMPANY

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

NEWCO3, INC.

By:	/s/ Patrick Porter
Name: Patrick Porter
Title:

CBC HOLDCO LLC

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

CBC HOLDCO 2 LLC

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

CBC HOLDCO 3, INC.

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Vice President and Treasurer

MOLSON CANADA 2005

By:	/s/ Patrick Porter
Name: Patrick Porter
Title: Treasurer

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof by the undersigned.

CITIGROUP GLOBAL MARKETS LIMITED

By:	/s/ Adrien Belanger
Name: Adrien Belanger
Title: Delegated Signatory

GOLDMAN SACHS & CO. LLC

By:	/s/ Karim Saleh
Name: Karim Saleh
Title: Managing Director

MERRILL LYNCH INTERNATIONAL

By:	/s/ Angus Reynolds
Name: Angus Reynolds
Title: Managing Director

Bank of Montreal, London Branch

By:	/s/ Michael McCormick
Name: Michael McCormick
Title: Managing Director, Debt Capital Markets

BANK OF MONTREAL, LONDON BRANCH

By:	/s/ Richard Couzens
Name: Richard Couzens
Title: Managing Director, Head of Global Markets, EMEA

J.P. Morgan Securities plc

By:	/s/ Marc Lewell
Name: Marc Lewell
Title: Managing Director

[Signature Page to the Underwriting Agreement]

RBC Europe Limited

By:	/s/ Ivan Browne
Name: Ivan Browne
Title: Duly Authorised Signatory

Scotiabank (Ireland) Designated Activity Company

By:	/s/ Pauline Donohoe
Name: Pauline Donohoe
Title: MD, Head CM, SIDAC

SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY

By:	/s/ Nicola Vavasour
Name: Nicola Vavasour
Title: CEO Scotiabank (Ireland) DAC

Capital One Securities, Inc.

By:	/s/ Sam Baruch
Name: Sam Baruch
Title: Head of Debt Capital Markets

Mizuho International plc

By:	/s/ Manabu Shibuya
Name: Manabu Shibuya
Title: Authorised Signatory

Siebert Williams Shank & Co., LLC

By:	/s/ David Finkelstein
Name: David Finkelstein
Title: Sr. Managing Director

UniCredit Bank GmbH

By:	/s/ Stefan Hohenester
Name: Stefan Hohenester
Title: Managing Director, DCM

UNICREDIT BANK GMBH

By:	/s/ Andreas Prause
Name: Andreas Prause
Title: DCM

[Signature Page to the Underwriting Agreement]

U.S. Bancorp Investments, Inc.

By:	/s/ Julie Brendel
Name: Julie Brendel
Title: Managing Director

ING Bank N.V., Belgian Branch

By:	/s/ Kris Devos
Name: Kris Devos
Title: Global Head of Debt Syndicate

ING BANK N.V., BELGIAN BRANCH

By:	/s/ William de Vreede
Name: William de Vreede
Title: Global Head Legal Wholesale Banking

Lloyds Securities Inc.

By:	/s/ Thomas Spary
Name: Thomas Spary
Title: Managing Director

Morgan Stanley & Co. International plc

By:	/s/ Kathryn McArdle
Name: Kathryn McArdle
Title: Executive Director

PNC Capital Markets LLC

By:	/s/ Valerie Shadeck
Name: Valerie Shadeck
Title: Managing Director

[Signature Page to the Underwriting Agreement]

Schedule I

Schedule of Underwriters

Underwriter	Principal Amount of Securities
CITIGROUP GLOBAL MARKETS LIMITED	€146,000,000
goldman sachs & CO. LLC	137,000,000
Merrill Lynch International	137,000,000
Bank of Montreal, London Branch	53,000,000
J.P. Morgan Securities plC	53,000,000
RBC Europe Limited	53,000,000
Scotiabank (Ireland) Designated Activity Company	53,000,000
Capital One Securities, Inc.	24,000,000
Mizuho International plc	24,000,000
Siebert Williams Shank & Co., LLC	24,000,000
UniCredit Bank GmbH	24,000,000
U.S. Bancorp Investments, Inc.	24,000,000
ING Bank N.V., Belgian Branch	12,000,000
Lloyds Securities Inc.	12,000,000
Morgan Stanley & Co. International plc	12,000,000
PNC Capital Markets LLC	12,000,000

Total	€800,000,000

Sch. I-1

Schedule II

Guarantors

Molson Coors International LP

Molson Coors Holdco Inc.

Molson Coors Beverage Company USA LLC

Molson Coors USA LLC

Coors Distributing Company LLC

Coors Brewing Company

Newco3, Inc.

CBC Holdco LLC

CBC Holdco 2 LLC

CBC Holdco 3, Inc.

Molson Canada 2005

Sch. II-1

Schedule III

Final Term Sheet, a copy of which is attached as Schedule IV hereto.

Sch. III-1

Schedule IV

Filed Pursuant to Rule 433
Registration Statement No. 333-277183, 333-277183-04, 333-277183-05,

333-277183-06, 333-277183-07, 333-277183-08, 333-277183-09,

333-277183-10, 333-277183-11, 333-277183-12, 333-277183-13,

333-277183-14

Molson Coors Beverage Company

Pricing Term Sheet

€800,000,000 3.800% Senior Notes due 2032

Issuer:	Molson Coors Beverage Company (the “Issuer”)

Trade Date:	May 22, 2024

Settlement Date:	T+4, May 29, 2024

Security Title:	3.800% Senior Notes due 2032

Principal Amount:	€800,000,000

Maturity Date:	June 15, 2032

Coupon:	3.800%

Benchmark Bund:	DBR 0.000% due February 15, 2032

Benchmark Bund Price and Yield:	82.815; 2.469%

Spread to Benchmark Bund:	+135.1 bps

Spread to Mid-Swap:	+103 bps

Mid-Swap Yield:	2.790%

Re-Offer Yield:	3.820%

Public Offering Price:	99.867%

Interest Payment Dates:	June 15 of each year, commencing on June 15, 2024

Day Count Convention:	ACTUAL/ACTUAL (ICMA)

Redemption Provisions:

Make-Whole Call:	Prior to March 15, 2032 (the “Par Call Date”), at any time and from time to time in whole or in part, at a redemption price equal to the greater of: 100% of the principal amount of the notes being redeemed; and the sum of the present values of the redemption price of the notes on the Par Call Date and the remaining scheduled payments of interest on the notes being redeemed as if the notes were redeemed on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the redemption date on an annual basis computed using a discount rate equal to the applicable Bund Rate plus 20 basis points, in each case, plus accrued and unpaid interest on the principal amount of such notes being redeemed to, but excluding, the redemption date

Sch. IV-1

Par Call:	At any time on or after March 15, 2032

Common Code / ISIN / CUSIP:	282920301 / XS2829203012 / 60871R AR1

Expected Listing:	The Issuer intends to apply to list the notes on the New York Stock Exchange.

Denominations:	€100,000 x €1,000

Joint Book-Running Managers:

Citigroup Global Markets Limited

Goldman Sachs & Co. LLC

Merrill Lynch International

Bank of Montreal, London Branch

J.P. Morgan Securities plc

RBC Europe Limited

Scotiabank (Ireland) Designated Activity Company

Co-Managers:	Capital One Securities, Inc.
Mizuho International plc
Siebert Williams Shank & Co., LLC
UniCredit Bank GmbH
U.S. Bancorp Investments, Inc.
ING Bank N.V., Belgian Branch
Lloyds Securities Inc.
Morgan Stanley & Co. International plc
PNC Capital Markets LLC

Target Markets/PRIIPs:	UK MiFIR Product Governance Rules professionals/ECPs-only / No EEA PRIIPs KID or UK PRIIPs KID - Manufacturer target market (UK MiFIR Product Governance Rules) is eligible counterparties and professional clients only (all distribution channels). No EEA PRIIPs or UK PRIIPs key information document (KID) has been prepared as not available to retail investors in the European Economic Area or the United Kingdom.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Issuer’s preliminary prospectus supplement, dated May 22, 2024, to the Issuer’s base prospectus, dated February 20, 2024 (collectively, the “prospectus”).

It is expected that delivery of the notes will be made against payment therefor on or about May 29, 2024, which is the fourth business day following the date hereof (such settlement cycle being referred to as “T+4”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes prior to the second business day preceding the Settlement Date will be required, by virtue of the fact that the notes initially will settle in T+4, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Such purchasers should consult their own advisors in this regard.

Sch. IV-2

The notes will be represented by beneficial interests in fully registered permanent global notes (the “international global notes”) without interest coupons attached, which will be registered in the name of, and shall be deposited on or about May 29, 2024 with a common depositary for, and in respect of interests held through, Euroclear Bank, S.A./N.V., as operator of the Euroclear System (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”). Any notes represented by global notes held by a nominee of Euroclear or Clearstream will be subject to the then applicable procedures of Euroclear and Clearstream, as applicable. Euroclear and Clearstream's current practice is to make payments in respect of global notes to participants of record that hold an interest in the relevant global notes at the close of business on the date that is the clearing system business day (for these purposes, Monday to Friday inclusive except December 25th and January 1st) immediately preceding each applicable interest payment date.

This pricing term sheet is not a prospectus for the purposes of Regulation (EU) 2017/1129, including the same as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018, as amended by the European Union (Withdrawal Agreement) Act 2020.

The communication of this pricing term sheet and any other document or materials relating to the issue of the notes is not being made, and such documents or materials have not been approved, by an authorized person for the purposes of Section 21 of the United Kingdom's Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. This document and such other documents and/or materials are for distribution only to persons who (i) have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), (ii) fall within Article 49(2)(a) to (d) of the Financial Promotion Order, (iii) are outside the United Kingdom, or (iv) are other persons to whom it may otherwise lawfully be made under the Financial Promotion Order (all such persons together being referred to as “relevant persons”). This document is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this pricing term sheet and any other document or materials relates will be engaged in only with relevant persons. Any person in the United Kingdom that is not a relevant person should not act or rely on this pricing term sheet or any of its contents.

Relevant stabilization regulations including FCA/ICMA will apply.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Citigroup Global Markets Limited toll-free at 1-800-831-9146, Goldman Sachs & Co. LLC toll-free at 1-866-471-2526 or Merrill Lynch International toll-free at 1-800-294-1322.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Sch. IV-3

Exhibit A

[FORM OF OPINION FROM KIRKLAND & ELLIS LLP]

Exhibit A-1

Exhibit A-2

[FORM OF NEGATIVE ASSURANCE LETTER FROM KIRKLAND & ELLIS LLP]

Exhibit A-2

Exhibit B

[FORM OF OPINION OF PERKINS COIE LLP]

Ex. B

Exhibit C

[FORM OF OPINION OF MCCARTHY TÉTRAULT LLP]

Ex. C